EXHIBIT 10.25

                        CONVERSION ELECTION LETTER DATED
                        NOVEMBER 7, 2006 FROM HENRY ZAKS

CHINA WIRELESS COMMUNICATIONS, INC.



TO:               Henry Zaks

CC:               Mike Bowden
                  Robert Paradine

FROM:             Pete Racelis

DATE:             November 7, 2006

SUBJECT:          Payment of Loans

Henry:

Please see enclose stock  certificate for 1,078,632  shares of restricted  (Rule
144) company stock as conversion for the loans you've made as follows:

--------------------------------------------------------------------------------------------------------------------------
           Principal                       Interest                            Total                      Shares Issued
--------------------------------------------------------------------------------------------------------------------------
           $10,000.00                      $545.95                           $10,545.95                       458,520
--------------------------------------------------------------------------------------------------------------------------
            $4,127.00                      $196.96                            $4,323.96                       187,998
--------------------------------------------------------------------------------------------------------------------------
            $1,400.00                       $61.79                            $1,461.79                        63,557
--------------------------------------------------------------------------------------------------------------------------
            $3,600.00                      $121.61                            $3,721.61                       161,810
--------------------------------------------------------------------------------------------------------------------------
            $4,708.00                       $47.16                            $4,755.16                       206,747
--------------------------------------------------------------------------------------------------------------------------
                                                                             $24,808.47                     1,078,632
                                                                ----------------------------------------------------------


The total amount loaned to the company was $24,808.47. The conversion was made at $0.023 per share which equals 1,078,632 shares of restricted stock.

Again, thank you very much for your support and patience.

Regards,

/s/ PEDRO E. RACELIS III



          1746 Cole Boulevard, Suite 225, Golden, Colorado 80401-3210,
                     Office 303.277.9968, Fax 303.484.3794